UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2013

PremierWest Bancorp

(Exact Name of Registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	000-50332 (Commission File Number)	93 - 1282171 (IRS Employer Identification No.)

503 Airport Road, Medford, Oregon 97504 Address of Principal Executive Office

Registrant's telephone number including area code 541-618-6003

(Former name or former address, if changed since last report)

Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 29, 2012, PremierWest Bancorp, an Oregon corporation (“PremierWest”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Starbuck Bancshares, Inc., a Minnesota corporation (“Starbuck”), and Pearl Merger Sub Corp., an Oregon corporation and a newly formed subsidiary of Starbuck (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, PremierWest will merge (the “Merger”) with and into Merger Sub, with Merger Sub as the surviving corporation. On March 16, 2013, PremierWest, Starbuck and Merger Sub entered into the First Amendment to Agreement and Plan of Merger (the “Amendment”). Pursuant to the terms of the Merger Agreement, as amended by the Amendment, at the effective time of the Merger, each outstanding share of PremierWest common stock will be converted into the right to receive $2.00 in cash, without interest, subject to deduction for any required withholding tax.

Consummation of the Merger is subject to approval of PremierWest shareholders as well as other customary conditions including, among others, the absence of any injunction or other legal prohibition to the consummation of the Merger. The foregoing description of the Merger Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated by reference herein, and to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to PremierWest’s Form 8-K filed October 30, 2012, and is incorporated by reference herein. On March 18, 2013, PremierWest Bancorp issued a press release regarding execution of the Amendment. The press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit 2.1 – First Amendment to Agreement and Plan of Merger entered into and effective as of March 16, 2013, by and among, PremierWest Bancorp, Starbuck Bancshares, Inc. and Pearl Merger Sub Corp.
Exhibit 99.1 – Press Release, dated March 18, 2013, announcing First Amendment to Agreement and Plan of Merger

IMPORTANT ADDITIONAL INFORMATION

PremierWest filed a definitive proxy statement on January 4, 2013, and a supplement to the definitive proxy statement on March 18, 2013, with the U.S. Securities and Exchange Commission in connection with the proposed merger of PremierWest and an affiliate of AmericanWest Bank. Shareholders of PremierWest are urged to read the proxy statement and the supplement, because it contains important information. Shareholders can obtain a free copy of the proxy statement, as well as other filings containing information about PremierWest and the merger, without charge, at the U.S. Securities and Exchange Commission’s Internet site (www.sec.gov). In addition, copies of the proxy statement and other filings containing information about PremierWest and the proposed merger can be obtained, without charge, by directing a request to PremierWest’s Internet site at www.premierwestbank.com under the heading “About Us” and then under the heading “Investor Relations.” Shareholders and customers may also contact: James Ford, PremierWest President & CEO, 541-618-6020 or Jim.Ford@PremierWestBank.com or Doug Biddle, Executive Vice President & Chief Financial Officer, 541-282-5391 or Doug.Biddle@PremierWestBank.com.

PROXY SOLICITATION

PremierWest and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from PremierWest shareholders in respect of the proposed merger. You can find information about PremierWest’s executive officers and directors in PremierWest’s definitive annual proxy statement filed with the U.S. Securities and Exchange Commission on April 9, 2012. You can obtain free copies of PremierWest’s annual proxy statement, and PremierWest’s proxy statement in connection with the merger by contacting PremierWest’s investor relations department.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2013	PREMIERWEST BANCORP (Registrant) By: /s/ Douglas N. Biddle Douglas N. Biddle Executive Vice President / Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	First Amendment to Agreement and Plan of Merger, entered into and effective as of March 16, 2013, by and among, PremierWest Bancorp, Starbuck Bancshares, Inc. and Pearl Merger Sub Corp.
99.1	Press Release, dated March 18, 2013, announcing First Amendment to Agreement and Plan of Merger